UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐     Preliminary Information Statement

☒     Definitive Information Statement

RAZOR RESOURCES INC

(Name of Registrant as Specified in its Charter)

Not Applicable

 (Name of Person(s) Filing the Information Statement if other than Company)

Payment of Filing Fee (Check the appropriate box):

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☐     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies: 106,305,000 Common Stock. 0 Preferred Stock

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐     Fee paid previously with preliminary materials.

☐     Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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(2)	Form, Schedule or Registration Statement No.:
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RAZOR RESOURCES INC

8-5-128 Jichexiaoqu, Chanchun, Jilin, China

razorresourcesinc@gmail.com

INFORMATION STATEMENT

PURSUANT TO SECTION 14 OF THE SECURITIES EXCHANGE ACT OF 1934,

 AS AMENDED, AND REGULATION 14C AND SCHEDULE 14C THEREUNDER

 WE ARE NOT ASKING YOU FOR A PROXY

 AND YOU ARE REQUESTED NOT TO SEND US A PROXY

INTRODUCTION

This notice and information statement (the “Information Statement”) will be mailed on or about August 11, 2015 to the stockholders of record, as of July 28, 2015 to shareholders of Razor Resources, Inc., a Nevada corporation (the “Company”) pursuant to: Section 14(c) of the Exchange Act of 1934, as amended. This Information Statement is circulated to advise the shareholders of action already approved and taken without a meeting by written consent of 6 stockholders (consisting of non-solicited shareholders) holding a majority of the Company’s outstanding voting stock, specifically, representing 58,762,649 voting capital shares (55.27% of the Company’s issued and outstanding voting stock as of the Record Date). Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the corporate action described in this Notice can be taken no sooner than 20 calendar days after the accompanying Information Statement is first sent or given to the Company’s stockholders. Since the accompanying Information Statement is first being sent or given to security holders on August 11, 2015 to the corporate action described therein may be effective on or after August 31, 2015.

Please review the Information Statement included with this Notice for a more complete description of this matter. This Information Statement is being sent to you for informational purposes only.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT

 TO SEND US A PROXY.

The actions to be effective twenty days after the mailing of this Information Statement are as follows:

To effective a name change to You Han Data Tech Company Ltd.

To effectuate a 500:1 Reverse Stock Split (pro-rata reduction of outstanding shares) of our issued and outstanding shares of Common Stock and Preferred Stock (the “Reverse Stock Split”).

The name Change and Reverse Stock Split described in the accompanying Information Statement, effective as of the filing of amendment to the Company's Articles of Incorporation with the Nevada Secretary of State, have been duly authorized and approved by the written consent of the holders of a majority of the voting capital shares of the Company’s issued and outstanding voting securities, your vote or consent is not requested or required. The accompanying Information Statement is provided solely for your information. The accompanying Information Statement also serves as the notice required by the Nevada Revised Statutes of the taking of a corporate action without a meeting by less than unanimous written consent of the Company’s stockholders.

By order of the Board of Directors,

Zongfeng Dai
Chief Executive Officer
August 11, 2015

The elimination of the need for a meeting of stockholders to approve this action is made possible by the Nevada Revised Statutes which provides that the written consent of the holders of outstanding shares of voting capital stock, having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, may be substituted for such a meeting. In order to eliminate the costs involved in holding a special meeting of our stockholders, our Board of Directors voted to utilize the written consent of the holders of a majority in interest of our voting securities. This Information Statement is circulated to advise the shareholders of action already approved by written consent of the shareholders who collectively hold a majority of the voting power of our capital stock.

THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 PROVIDES A “SAFE HARBOR” FOR FORWARD LOOKING STATEMENTS. This Information Statement contains statements that are not historical facts. These statements are called “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements involve important known and unknown risks, uncertainties and other factors and can be identified by phrases using “estimate,” “anticipate,” “believe,” “project,” “expect,” “intend,” “predict,” “potential,” “future,” “may,” “should” and similar expressions or words. Our future results, performance or achievements may differ materially from the results, performance or achievements discussed in the forward-looking statements. There are numerous factors that could cause actual results to differ materially from the results discussed in forward-looking statements, including:

●	Changes in relationships and market for the development of the business of the Company that would affect our earnings and financial position.

●	Considerable financial uncertainties that could impact the profitability of our business.

●	Factors that we have discussed in previous public reports and other documents filed with the Securities and Exchange Commission.

This list provides examples of factors that could affect the results described by forward-looking statements contained in this Information Statement. However, this list is not intended to be exhaustive; many other factors could impact our business and it is impossible to predict with any accuracy which factors could result in which negative impacts. Although we believe that the forward-looking statements contained in this Information Statement are reasonable, we cannot provide you with any guarantee that the anticipated results will be achieved. All forward-looking statements in this Information Statement are expressly qualified in their entirety by the cautionary statements contained in this section and you are cautioned not to place undue reliance on the forward-looking statements contained in this Information Statement. In addition to the risks listed above, other risks may arise in the future, and we disclaim any obligation to update information contained in any forward-looking statement.

TABLE OF CONTENTS

Page
ABOUT THIS INFORMATION STATEMENT

General	15

Board Approval of the Name Change and Reverse Split

The Action by Written Consent	4

No Further Voting Required	4

Notice Pursuant to Section the Nevada Revised Statutes	4

Dissenters’ Rights of Appraisal	4

APPROVAL OF THE INCREASE IN THE AUTHORIZED COMMON STOCK

INFORMATION ON CONSENTING SHAREHOLDERS

DELIVERY OF INFORMATION STATEMENT	33

WHERE YOU CAN FIND MORE INFORMATION	33

RAZOR RESOURCES INC

8-5-128 Jichexiaoqu, Chanchun, Jilin, China

razorresourcesinc@gmail.com

INFORMATION STATEMENT PURSUANT TO SECTION 14(C)

OF THE SECURITIES EXCHANGE ACT OF 1934

This Information Statement is being furnished by Razor Resources, Inc., a Nevada corporation (“we,” “us,” “our” or the “Company”), in connection with action taken by the holders of a majority of the voting power of the Company’s issued and outstanding voting securities. By written consent dated July 28, 2015, the holders of a majority of the voting power approved a resolution to effectuate a name change and a 500:1 Reverse Stock Split.  Under the name change, we would change our name to You Han Data Tech Company Ltd. Under this Reverse Stock Split each 500 shares of our Common Stock will be automatically converted into 1 share of Common Stock. We are first sending or giving this Information Statement on or about August 11, 2015 to our stockholders of record as of the close of business on July 28, 2015 (the “Record Date”). Our principal executive offices are located at 8-5-128 Jichexiaoqu, Chanchun, Jilin, China and our main telephone number is 949-419-6588

.

BOARD AND SHAREHOLDER APPROVAL OF THE REVERSE STOCK SPLIT

By July 28, 2015, the Board of Directors and the holders of a majority of the voting power approved a resolution to effectuate the name change and a 500:1 Reverse Stock Split (“Reverse Stock Split”).  Under this Reverse Stock Split each 500 shares of our Common Stock will be automatically converted into 1 share of Common Stock.  To avoid the issuance of fractional shares of Common Stock, the Company will issue an additional share to all holders of fractional shares.  The effective date of the Reverse Stock Split will be on or after August 31, 2015.

PLEASE NOTE THAT THE REVERSE STOCK SPLIT WILL NOT CHANGE YOUR PROPORTIONATE EQUITY INTERESTS IN THE COMPANY, EXCEPT AS MAY RESULT FROM THE ISSUANCE OF SHARES PURSUANT TO THE FRACTIONAL SHARES OR ROUNDING UP SUB-ONE HUNDRED LOTS TO ONE HUNDRED.

PLEASE NOTE THAT THE REVERSE STOCK SPLIT WILL HAVE THE EFFECT OF SUBSTANTIALLY INCREASING THE NUMBER OF SHARES THE COMPANY WILL BE ABLE TO ISSUE TO NEW OR EXISTING SHAREHOLDERS BECAUSE THE NUMBER OF AUTHORIZED SHARES WILL NOT BE REDUCED WHILE THE NUMBER OF SHARES ISSUED AND OUTSTANDING WILL BE REDUCED 500-FOLD.

PURPOSE AND MATERIAL EFFECTS OF THE REVERSE STOCK SPLIT

The Board of Directors believe that among other reasons, the large number of outstanding shares of our Common Stock have contributed to the difficulty with some business transactions, including attracting other mining opportunities, have contributed to a lack of investor interest in the Company, and has made it difficult to attract new investors, specialized funds and potential business candidates.  As a result, the Board of Directors has proposed the Reverse Stock Split as one method to attract business and investor opportunities in the Company and changed the name to You Han Data Tech Company Ltd. Management believes that name “You Han” (meaning Friendly and Broad) will be favorable to prospective businesses and attracting in China (the location of our office).

We have no present understandings or agreements that will involve the issuance of capital stock, apart from understandings and agreement disclosed in our filings with the Securities and Exchange Commission. However, we are engaged in negotiations with respect to transactions, including financings and acquisitions, which could involve the issuance of capital stock.

As of the date herein, there are no definitive agreements, letters of intent of memorandums of understanding with respect to any transactions, financings or acquisitions for the newly authorized but unissued shares that will become available following our 1-for-500 reverse stock split and name change.

When a company engages in a Reverse Stock Split, it substitutes one share of stock for a predetermined amount of shares of stock. It does not increase the market capitalization of the company. An example of a reverse split is the following. A company has 10,000,000 shares of common stock outstanding. Assume the market price is $0.01 per share. Assume that the company declares a 1 for 10 reverse stock split. After the reverse split, that company will have 1/10 as many shares outstanding or 1,000,000 shares outstanding. The stock will have a market price of $0.10. If an individual investor owned 10,000 shares of that company before the split at $0.01 per share, he will own 1,000 shares at $0.10 after the split. In either case, his stock will be worth $100. He is no better off before or after. Except that such company hopes that the higher stock price will make that company look better and thus the company will be a more attractive investor or merger or purchase target for potential business. There is no assurance that that company's stock will rise in price after a reverse split or that a suitable investor, merger or purchaser candidate will emerge.

The Board of Directors believes that the Reverse Stock Split may improve the price level of our Common Stock and that the higher share price could help generate interest in the Company among investors and other business opportunities. The effect of the reverse split upon the market price for our Common Stock cannot be predicted, and the history of similar stock split combinations for companies in like circumstances is varied. There can be no assurance that the market price per share of our Common Stock after the reverse split will rise in proportion to the reduction in the number of shares of Common Stock outstanding resulting from the reverse split. The market price of our Common Stock may also be based on our performance and other factors, some of which may be unrelated to the number of shares outstanding.

The reverse split will affect all of our stockholders uniformly and will not affect any stockholder's percentage ownership interests in the Company or proportionate voting power, except to the extent that the reverse split results in any of our stockholders owning a fractional shares which will be rounded up. All stockholders holding a fractional share shall be issued an additional share to round up their holdings. The principal effect of the Reverse Stock Split will be that the number of shares of Common Stock issued and outstanding will be reduced from 106,305,000 shares of Common Stock to approximately 212,610 shares of Common Stock, $0.0001 par value (depending on the number of fractional shares that are issued). The Reverse Stock Split will affect the shares of common stock outstanding. As a result, on the effective date of the Reverse Stock Split, the stated capital on our balance sheet attributable to our Common Stock will be reduced to less than the present amount, and the additional paid-in capital account shall be credited with the amount by which the stated capital is reduced. The per share net income or loss and net book value of our Common Stock will be increased because there will be fewer shares of our Common Stock outstanding.

The number of authorized, issued and outstanding, and available shares of common and preferred shares are disclosed in the tables below:

	Authorized Shares of Common Stock	Number of Issued and Outstanding Shares of Common Stock	Number of Shares of Common Stock Available in Treasury for Issuance
Pre-Reverse Stock Split (as of July 28, 2015)	1,050,000,000 shares of Common Stock	106,305,000 shares of Common Stock	948,705,000 shares of Common Stock

Post-Reverse Stock Split	1,050,000,000 shares of Common Stock	212,610 shares of Common Stock(1)	1,049,807,390 shares of Common Stock(1)

(1)	Depending on the number of fractional shares that are issued.

	Authorized Shares of Preferred Stock	Number of Issued and Outstanding Shares of Preferred Stock	Number of Shares of Preferred Stock Available in Treasury for Issuance
Pre-Reverse Stock Split (as of July 28, 2015)	75,000,000 shares of Preferred Stock	0 shares of Preferred Stock	75,000,000 shares of Preferred Stock

Post-Reverse Stock Split	75,000,000 shares of Preferred Stock	0 shares of Preferred Stock	75,000,000 shares of Preferred Stock

The Reverse Stock Split will not change the proportionate equity interests of our stockholders, nor will the respective voting rights and other rights of stockholders be altered. The Common Stock issued pursuant to the Reverse Stock Split will remain fully paid and non-assessable. The Reverse Stock Split is not intended as, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 under the Securities Exchange Act of 1934. We will continue to be subject to the periodic reporting requirements of the Securities Exchange Act of 1934.

Stockholders should recognize that they will own fewer numbers of shares than they presently own (a number equal to the number of shares owned immediately prior to the filing of the certificate of amendment divided by 10). While we expect that the Reverse Stock Split will result in an increase in the potential market price of our Common Stock (presuming our common stock is subsequently listed), there can be no assurance that the Reverse Stock Split will increase the potential market price of our Common Stock by a multiple equal to the exchange number or result in the permanent increase in any potential market price (which is dependent upon many factors, including our performance and prospects). Also, should the potential market price of our Common Stock decline (presuming our common stock is subsequently listed), the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would pertain in the absence of a reverse split. Furthermore, the possibility exists that potential liquidity in the market price of our Common Stock (presuming our common stock is subsequently listed), could be adversely affected by the reduced number of shares that would be outstanding after the reverse split. Consequently, there can be no assurance that the reverse split will achieve the desired results.

SUMMARY OF REVERSE STOCK SPLIT

Below is a brief summary of the Reverse Stock Split:

The issued and outstanding Common Stock shall be reduced on the basis of one post-split share of the Common Stock for every 500 pre-split shares of the Common Stock outstanding. The consolidation shall not affect any rights, privileges or obligations with respect to the shares of the Common Stock existing prior to the consolidation.

Stockholders of record of the Common Stock the ex-dividend date shall have their total shares reduced on the basis of one post-split share of Common Stock for every 500 pre-split shares outstanding.

As a result of the reduction of the Common Stock, the pre-split total of issued and outstanding shares of 106,305,000 shall be consolidated to a total of approximately 212,610 issued and outstanding shares (depending on the number of fractional shares that are be issued).

The Reverse Split of the Common Stock is expected to become effective after we file our Articles of Amendment to our Articles of Incorporation (the “Effective Date”). The Reverse Split will take place on the Effective Date without any action on the part of the holders of the Common Stock and without regard to current certificates representing shares of Common Stock being physically surrendered for certificates representing the number of shares of Common Stock each shareholder is entitled to receive as a result of the Reverse Split. New certificates of Common Stock will not be issued at this time.

  We do not have any provisions in our Articles of Incorporation, by laws, or employment or credit agreements to which we are party that have anti-takeover consequences. We do not currently have any plans to adopt anti-takeover provisions or enter into any arrangements or understandings that would have anti-takeover consequences.

There are no adverse material consequences or any anti-takeover provisions in either our Articles of Incorporation or Bylaws that would be triggered as a consequence of the Reverse Split. The Articles of Incorporation or bylaws do not address any consequence of the Reverse Split. See below for a discussion on the federal Income Tax consequences of the Reverse Split.

THE ACTION BY WRITTEN CONSENT

By July 28, 2015, Board of Directors and the holders of a majority of the voting power approved effectuating a 500:1 Reverse Stock Split (pro-rata reduction of outstanding shares) of our issued and outstanding shares of Common Stock (the “Reverse Stock Split”) and a name change to You Han Data Tech Company Ltd.

The holders of a majority of the votes of the Company’s outstanding voting securities are comprised of 6 stockholders (six non-solicited shareholders) holding a total of holding of over 55.27% of the issued and outstanding shares of common stock. Thus, there would be a total of 1,305,000 voting capital shares of which 58,762,649 have voted in favor of the actions.

No Further Voting Required

We are not seeking consent, authorizations, or proxies from you. The Nevada Revised Statutes and our bylaws provide that actions requiring a vote of the stockholders may be approved by written consent of the holders of outstanding shares of voting capital stock having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. The approval by at least a majority of the outstanding voting power of our voting securities is required to approve the increase in the authorized shares of common stock.

Notice Pursuant to the Nevada Revised Statutes

Pursuant to the Nevada Revised Statutes, we are required to provide prompt notice of the taking of corporate action by written consent to our stockholders who have not consented in writing to such action. This Information Statement serves as the notice required by the Nevada Revised Statutes.

Dissenters’ Rights of Appraisal

The Nevada Revised Statutes does not provide dissenters’ rights of appraisal to our stockholders in connection with the matters approved by the Written Consent.

As used herein, “we”, “us”, “our”, “Razor”, “Company” or “our company” refers to Razor Resources, Inc. and all of its subsidiaries unless the context requires otherwise

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Information Statement contains certain forward-looking statements regarding management’s plans and objectives for future operations including plans and objectives relating to our planned marketing efforts and future economic performance. The forward-looking statements and associated risks set forth in the information statement include or relate to, among other things, acceptance of our proposed services and the products we expect to market, our ability to establish a customer base, managements’ ability to raise capital in the future, the retention of key employees and changes in the regulation of our industry. These statements may be found under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Description of Business,” as well as in the information statement generally. Actual events or results may differ materially from those discussed in forward-looking statements as a result of various factors, including, without limitation, the risks outlined under “Risk Factors”. In light of these risks and uncertainties, there can be no assurance that the forward-looking statements contained in the information statement will in fact occur.

The forward-looking statements herein are based on current expectations that involve a number of risks and uncertainties. Such forward-looking statements are based on assumptions described herein. The assumptions are based on judgments with respect to, among other things, future economic, competitive and market conditions, and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond our control. Accordingly, although we believe that the assumptions underlying the forward-looking statements are reasonable, any such assumption could prove to be inaccurate and therefore there can be no assurance that the results contemplated in forward-looking statements will be realized. In addition, as disclosed elsewhere in the “Risk Factors” section of the information statement, there are a number of other risks inherent in our business and operations which could cause our operating results to vary markedly and adversely from prior results or the results contemplated by the forward-looking statements. Management decisions, including budgeting, are subjective in many respects and periodic revisions must be made to reflect actual conditions and business developments, the impact of which may cause us to alter marketing, capital investment and other expenditures, which may also materially adversely affect our results of operations. In light of significant uncertainties inherent in the forward-looking information included in the information statement, the inclusion of such information should not be regarded as a representation by us or any other person that our objectives or plans will be achieved.

Any statement in the information statement that is not a statement of an historical fact constitutes a “forward-looking statement”. Further, when we use the words “may”, “expect”, “anticipate”, “plan”, “believe”, “seek”, “estimate”, “internal”, and similar words, we intend to identify statements and expressions that may be forward- looking statements. We believe it is important to communicate certain of our expectations to our investors. Forward-looking statements are not guarantees of future performance. They involve risks, uncertainties and assumptions that could cause our future results to differ materially from those expressed in any forward-looking statements. Many factors are beyond our ability to control or predict. You are accordingly cautioned not to place undue reliance on such forward-looking statements. Important factors that may cause our actual results to differ from such forward-looking statements include, but are not limited to, the risks outlined under “Risk Factors” herein. The reader is cautioned that our company does not have a policy of updating or revising forward-looking statements and thus the reader should not assume that silence by management of our company over time means that actual events are bearing out as estimated in such forward-looking statements.

Corporate History and Business

Corporate History

The address of our principal executive office is 8-5-128 Jichexiaoqu, Chanchun, Jilin, China and our telephone number is 949-419-6588.

Our common stock is quoted on the OTC Markets, Inc. under the symbol "RZOR".

We have one subsidiary Compania Minera Cerros Del Sur, S.A., a private Honduran corporation.

We were incorporated on February 23, 2001 under the laws of the state of Nevada, in order to be in the business of mineral property exploration.

On November 23, 2007, our board of directors approved a 15 for one (1) forward stock split of our authorized, issued and outstanding shares of common stock. Our authorized capital increased from 70,000,000 shares of common stock with a par value of $0.001 and 5,000,000 shares of preferred stock with a par value of $0.001 to 1,050,000,000 shares of common stock with a par value of $0.001 and 75,000,000 shares of preferred stock with a par value of $0.001.

On April 11, 2005, we acquired, on an arms length basis, from Raymond Wei Min Xu, a 100% interest in a 1,223 acre mineral claim referred to as "Mahatta", in the Nanaimo Mining Division, southwest of Port Alice, British Columbia, Canada, with "Tenure" 510120 and the expiry date of April 3, 2006.

Consideration was 250,000 common shares, issued from treasury, at a price of $0.001 per share for total consideration of $250. The Mahatta Property is one mineral lease each consisting of 24 units. The Mahatta lease expired on April 3, 2006. The extension of the lease for another 1 year period therefore requires an expenditure of CAN$2400 or approximately $2016 USD for exploration work, plus a payment of a recording fee for each claim, or a direct payment of the same amount to the Province of British Columbia. After 3 years, the required expenditure will be CAN$4800 or $4032 USD for exploration work, plus a payment of a recording fee for each claim, or a direct payment of the same amount to the Province of British Columbia.

We allowed our interest to lapse on our Mahatta project as of April 3, 2008. We do not have any interest left in this property.

Other than as set out herein, we have not been involved in any bankruptcy, receivership or similar proceedings, nor have we been a party to any material reclassification, merger, consolidation or purchase or sale of a significant amount of assets not in the ordinary course of our business.

Our Current Business

We have been an exploration stage company engaged in the acquisition of mineral claims and exploration of mineral property.

On February 9, 2010, we entered into a share exchange agreement with Compania Minera Cerros Del Sur, S.A., a Honduran corporation, and a shareholder of Cerros del Sur. Pursuant to the terms of the share exchange agreement, we have agreed to acquire 99% of the issued and outstanding shares of Compania Minera Cerros Del Sur, S.A.’s common stock in exchange for the issuance by our company of 35,500,000 shares of our common stock to the shareholder of Compania Minera Cerros Del Sur, S.A.

Razor Resources Inc. (the Company) has received notification that the Company is in default of its Amended Stock Exchange Agreement (the Agreement) dated November 26, 2010 between the Company, Compania Minera Cerros Del Sur S.A. (Cerros) and Mayan Gold, Inc. (Mayan). The Company was not successful in its efforts to raise the necessary funds as stipulated in the Agreement and therefore the Company is technically in default with Cerros and Mayan. In the event of a termination of the Agreement, the Company will effectively lose the majority of its ownership of the Clavo Rico mine which is the only asset of the Company. The Company is currently in discussions with Mayan and Cerros to renegotiate this matter. There can be no assurances the Company will be successful in retaining its ownership of the asset.

Currently, the Company is actively seeking other mining opportunities.

Competition

The mining industry is intensely competitive. We compete with numerous individuals and companies, including many major mining companies, which have substantially greater technical, financial and operational resources and staffs. Accordingly, there is a high degree of competition for access to funds. There are other competitors that have operations in the area and the presence of these competitors could adversely affect our ability to compete for financing and obtain the service providers, staff or equipment necessary for the exploration and exploitation of our properties.

Compliance with Government Regulation

Mining operations and exploration activities are subject to various national, state, provincial and local laws and regulations, as well as other jurisdictions, which govern prospecting, development, mining, production, exports, taxes, labor standards, occupational health, waste disposal, protection of the environment, mine safety, hazardous substances and other matters.

We are committed to complying with and are, to our knowledge, in compliance with, all governmental and environmental regulations applicable to our company and our properties. Permits from a variety of regulatory authorities are required for many aspects of mine operation and reclamation. We cannot predict the extent to which these requirements will affect our company or our properties if we identify the existence of minerals in commercially exploitable quantities. In addition, future legislation and regulation could cause additional expense, capital expenditure, restrictions and delays in the exploration of our properties.

Employees

Currently, we do not have any employees. We do not expect any material changes in the number of employees over the next 12 month period. We do and will continue to outsource contract employment as needed.

We engage contractors from time to time to consult with us on specific corporate affairs or to perform specific tasks in connection with our exploration programs.

Research and Development

We have not spent any amounts on which has been classified as research and development activities in our financial statements since our inception.

Going Concern

We anticipate that additional funding will be required in the form of equity financing from the sale of our common stock. At this time, we cannot provide investors with any assurance that we will be able to raise sufficient funding from the sale of our common stock or through a loan from our directors to meet our obligations over the next twelve months. We do not have any arrangements in place for any future equity financing.

Subsidiaries

We do not have any subsidiaries.

Intellectual Property

We do not own, either legally or beneficially, any patent or trademark.

 Legal Proceedings

None.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS.

This information below contains forward-looking statements. These statements relate to future events or our future financial performance. In some cases, you can identify forward-looking statements by terminology such as "may", "should", "expects", "plans", "anticipates", "believes", "estimates", "predicts", "potential" or "continue" or the negative of these terms or other comparable terminology. These statements are only predictions and involve known and unknown risks, uncertainties and other factors that may cause our or our industry's actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to actual results.

The following discussion and analysis provides information which management of Razor Resources Inc.(the "Company") believes to be relevant to an assessment and understanding of the Company's results of operations and financial condition. This discussion should be read together with the Company's financial statements and the notes to financial statements, which are included in this report.

Caution About Forward-Looking Statements

This management's discussion and analysis or plan of operation should be read in conjunction with the financial statements and notes thereto of the Company for the quarter ended January 31, 2015. Because of the nature of a relatively new and growing company the reported results will not necessarily reflect the future.

This section includes a number of forward-looking statements that reflect our current views with respect to future events and financial performance. Forward-looking statements are often identified by words like: believe, expect, estimate, anticipate, intend, project and similar expressions, or words which, by their nature, refer to future events. You should not place undue certainty on these forward-looking statements, which apply only as of the date of this prospectus. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from historical results or our predictions.

General Overview

The address of our principal executive office is 8-5-128 Jichexiaoqu, Chanchun, Jilin, China.

Our telephone number is 949-419-6588.

Our common stock is quoted on the OTC Markets, Inc. under the symbol "RZOR".

We were incorporated on February 23, 2001 under the laws of the state of Nevada, in order to be in the business of mineral property exploration. We have been an exploration stage company engaged in the acquisition of mineral claims and exploration of mineral property since inception.

Currently, the Company is actively seeking other mining opportunities. The Company is currently evaluating properties in various regions of China.

Plan of Operation

During the next twelve month period, we intend to focus our efforts on exploring other mineral opportunities.

Not accounting for our working capital deficit of $156,049 and 85,000 monthly operating budget, we require additional funds of approximately $800,000 at a minimum to proceed with our plan of operation over the next twelve months, exclusive of any acquisition or exploration costs. As we do not have the funds necessary to cover our projected operating expenses for the next twelve month period, we will be required to raise additional funds through the issuance of equity securities, through loans or through debt financing. There can be no assurance that we will be successful in raising the required capital or that actual cash requirements will not exceed our estimates. We intend to fulfill any additional cash requirement through the sale of our equity securities.

If we are not able to obtain the additional financing on a timely basis, if and when it is needed, we will be forced to scale down or perhaps even cease the operation of our business.

Capital Expenditures

We do not intend to invest in capital expenditures during the twelve-month period ending April 30, 2015.

General and Administrative Expenses

We spend $10,683 during the twelve-month period ending April 30, 2015 on general and administrative expenses including legal and auditing fees, rent, office equipment and other administrative related expenses.

Product Research and Development

We do not anticipate expending any funds on research and development, manufacturing and engineering over the twelve months ending April 30, 2015.

Purchase of Significant Equipment

We do not intend to purchase any significant equipment over the twelve months ending April 30, 2015.

Personnel Plan

We do not expect any material changes in the number of employees over the next 12 month period (although we may enter into employment or consulting agreements with our officers or directors). We do and will continue to outsource contract employment as needed.

Results of Operations for the Years Ended April 30, 2015 and 2014

The following summary of our results of operations should be read in conjunction with our audited financial statements for the years ended April 30, 2015 and 2014 published in our Form 10-K for the year ended April 30, 2015.

Our operating results for the years ended April 30, 2014 and 2013 are summarized as follows:

		Year Ended
		April 30
		2015		2014

Revenue	$	Nil	$	Nil

Mining operation costs	$	Nil	$	Nil

Geologist	$	Nil	$	Nil
General administrative expenses		$10,683		$1,367
Other non- operational expenses and loss	$	Nil	$	Nil
Depreciation and amortization	$	Nil	$	Nil
Net Loss		$10,683		$1,367

General Administrative Expenses

Our general administrative expenses for the year ended April 30, 2015 and April 30, 2014 are outlined in the table below:

Year Ended
April 30
		2015		2014

Filing fees		$-		$-

Consulting fees	$	Nil	$	Nil
Professional fees		$10,683		$1,367
Management fees	$	Nil	$	Nil
Facilities costs	$	Nil	$	Nil
Investor relations	$	Nil	$	Nil
Office costs	$	Nil	$	Nil
Travel costs	$	Nil	$	Nil
Registered fees	$	Nil	$	Nil
Mineral property cost	$	Nil	$	Nil
Promotion	$	Nil	$	Nil
Salaries	$	Nil	$	Nil
Taxes	$	Nil	$	Nil
Bank service charges	$	Nil	$	Nil

The increase in operating expenses across all categories for the year ended April 30, 2015, compared to the same period in fiscal 2013, was mainly due to an increase in professional, filing and management fees.

Liquidity and Financial Condition

As of April 30, 2015, our total current assets were $0 and our total current liabilities were $157,950 and we had a working capital deficit of $157,950. Our financial statements report a net loss of $ 10,683 for the year ended April 30, 2015.

We have suffered recurring losses from operations. The continuation of our company is dependent upon our company attaining and maintaining profitable operations and raising additional capital as needed. In this regard we have raised additional capital through equity offerings and loan transactions.

Cash Flows

		At		At
		April 30, 2015		April 30, 2014

Net Cash (Used in) Operating Activities		$8,782		$1,267
Net Cash Provided by (Used In) Investing Activities	$	Nil	$	Nil
Net Cash Provided by Financing Activities		$8,782		$1,267
Cash (decrease) increase during the year	$	Nil	$	Nil

We had cash in the amount of $nil as of April 30, 2015 as compared to $nil as of April 30, 2014. We had a working capital deficit of $157,950 as of April 30, 2015 compared to working capital deficit of$156,049 as of April 30, 2014.

Our principal sources of funds have been from sales of our common stock.

Contractual Obligations

As a “smaller reporting company”, we are not required to provide tabular disclosure obligations.

Going Concern

The audited financial statements included with this annual report have been prepared on the going concern basis which assumes that adequate sources of financing will be obtained as required and that our assets will be realized and liabilities settled in the ordinary course of business. Accordingly, the consolidated audited financial statements do not include any adjustments related to the recoverability of assets and classification of assets and liabilities that might be necessary should we be unable to continue as a going concern.

Off-Balance Sheet Arrangements

We have no off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on our financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources that is material to stockholders.

Inflation

The effect of inflation on our revenue and operating results has not been significant.

APPLICATION OF CRITICAL ACCOUNTING POLICIES

Our audited financial statements and accompanying notes are prepared in accordance with generally accepted accounting principles used in the United States. Preparing financial statements requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenue, and expenses. These estimates and assumptions are affected by management's application of accounting policies. We believe that understanding the basis and nature of the estimates and assumptions involved with the following aspects of our consolidated financial statements is critical to an understanding of our financials.

Income Taxes

Provisions for income taxes are based on taxes payable or refundable for the current year and deferred taxes arising on tax losses and temporary differences between the tax bases of assets and liabilities and their reported amounts in the financial statements. Deferred tax assets and liabilities are included in the financial statement at currently enacted income tax rates applicable to the period in which the deferred tax assets and liabilities are expected to be realized or settled as prescribed in Accounting Standards Codification (“ASC”) No. 740, Income Taxes ("ASC No. 740"). As changes in tax laws or rates are enacted, deferred tax assets and liabilities are adjusted through the provision for income taxes.

Loss per Share

The Company follows ASC No. 260, Earnings per Share that requires the reporting of both basic and diluted earnings per share. Basic earnings per share is computed by dividing net income available to common shareowners by the weighted average number of common shares outstanding for the period. Diluted earnings per share reflect the potential dilution that could occur if securities or other contracts to issue common stock were exercised or converted into common stock. In accordance with ASC No, 260, any anti-dilutive effects on net loss per share are excluded.

Foreign Currency Translation

The Company’s functional and reporting currency is the United States dollar. Monetary assets and liabilities denominated in foreign currencies are translated in accordance with ASC Topic 830 Foreign Currency Translation, using the exchange rate prevailing at the balance sheet date. Gains and losses arising on settlement of foreign currency denominated transactions or balances are included in the determination of income. Foreign currency transactions are primarily undertaken in Honduran Lempiras. The Company has not to the date of these financial statements, entered into derivative instruments to offset the impact of foreign currency fluctuations.

Comprehensive Income

Comprehensive income reflects changes in equity that results from transactions and economic events from non-owner sources. At April 30, 2015 and 2014, the Company had $nil and $nil respectively, in accumulated other comprehensive income, from its foreign currency translation.

Inventory

Inventory is recorded at the lower of cost or net realizable value. Cost is determined under the weighted average cost method. Net realizable value is the estimated selling price in the ordinary course of business less estimated costs of completion and estimated selling costs. Cost of inventories includes precious metals, materials and supplies.

Inventories are written down to net realizable value when the cost of inventories is not estimated to be recoverable. When the circumstances that previously caused inventories to be written down below cost no longer exist or when there is clear evidence of an increase in net realizable value because of changed economic circumstances, the amount of the write-down is reversed (the reversal is limited to the amount of the original write-down).

Mineral property acquisition costs and deferred exploration expenditures

Mineral property acquisition costs are expensed. Exploration costs and mine development costs to be incurred, including those to be incurred in advance of commercial production and those incurred to expand capacity of proposed mines, are expensed as incurred while our company is in the exploration stage. Mine development costs to be incurred to maintain production will be expensed as incurred. Depletion and amortization expense related to capitalized mineral properties and mine development costs will be computed using the units-of-production method based on proved and probable reserves.

a) US GAAP requires that whenever events or changes in circumstances indicate that the carrying amount may not be recoverable, the entity shall estimate the future cash flows expected to result from the use of the asset and its eventual disposition. If the sum of the discounted future cash flows is less than the carrying amount of the asset, an impairment loss (difference between the carrying amount and fair value) should be recognized as a component of income from continuing operations before income taxes.

b) Where properties are disposed of, the sale proceeds are, firstly, applied as a recovery of mineral property acquisition costs, and secondly, as a gain or loss recorded in current operations.

Asset retirement obligations

ASC No. 410 Accounting for Asset Retirement Obligations addresses financial accounting and reporting for obligations associated with the retirement of tangible long-lived assets and the associated asset retirement costs. Specifically, ASC No. 410 requires that the fair value of a liability for an asset retirement obligation be recognized in the period in which it is incurred if a reasonable estimate of fair value can be made. In addition, the asset retirement cost is capitalized as part of the asset’s carrying value and subsequently allocated to expense over the asset’s useful life.

Revenue Recognition

Revenue is recognized on the sale and delivery of precious metals or the completion of a service provided.

Impairment

ASC Topic 830, Accounting for the Impairment and Disposal of Long-Lived Assets, requires that long-lived assets to be held and used be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable.

Determination of recoverability is based on the Company's judgment and estimates of undiscounted future cash flows resulting from the use of the assets and their eventual disposition. Measurement of an impairment loss for long-lived assets that management expects to hold and use is based on the fair value of the assets.

The carrying values of assets determined to be impaired are reduced to their estimated fair values. Fair values of any impaired assets would generally be determined using a market or income approach.

NEW ACCOUNTING PRONOUNCEMENTS

In June 2009, the FASB issued new authoritative accounting guidance under ASC Topic 810, Consolidation , which amends prior guidance to change how a company determines when an entity that is insufficiently capitalized or is not controlled through voting (or similar rights) should be consolidated. The determination of whether a company is required to consolidate an entity is based on, among other things, an entity’s purpose and design and a company’s ability to direct the activities of the entity that most significantly impact the entity’s economic performance. The new authoritative accounting guidance requires additional disclosures about the reporting entity’s involvement with variable-interest entities and any significant changes in risk exposure due to that involvement as well as its effect on the entity’s financial statements. The new authoritative accounting guidance under ASC Topic 810 became effective May 1, 2010 and is not expected to have a significant impact on the Company’s financial statements.

In August 2009, the FASB issued ASU No. 2009-05, Fair Value Measurements and Disclosures (Topic 820) -Measuring Liabilities at Fair Value. This ASU provides amendments for fair value measurements of liabilities. It provides clarification that in circumstances in which a quoted price in an active market for the identical liability is not available, a reporting entity is required to measure fair value using one or more techniques. ASU 2009-05 also clarifies that when estimating a fair value of a liability, a reporting entity is not required to include a separate input or adjustment to other inputs relating to the existence of a restriction that prevents the transfer of the liability. ASU 2009-05 is effective for the first reporting period (including interim periods) beginning after issuance or fourth quarter 2009. The Company is currently evaluating the impact of this standard on its financial condition, results of operations, and disclosures.

Market for Registrant's Common Equity

Market Information

Our common stock commenced quotation on the Our common stock is quoted on the OTC Markets, Inc. under the symbol "RZOR". The following table sets forth for the periods indicated the range of high and low bid quotations per share as reported by the OTC Markets. These quotations represent inter-dealer prices, without retail markups, markdowns or commissions and may not necessarily represent actual transactions.  All market prices reflect the effect of a stock dividend.

The high and low bid prices of our common stock for the periods indicated below are as follows:

National Association of Securities Dealers OTC Bulletin Board(1)
Quarter Ended	High	Low
April 30, 2015	$.0045	$.004
January 31, 2015	$.0055	$.005
October 31, 2014	$.007	$.0045
July 31, 2014	$.005	$.005
April 30, 2014	$.01	$.01
January 31, 2014	$.01	$.01
October 31, 2013	$.0052	$.0052
July 31, 2013	$.005	$.005

Over-the-counter market quotations reflect inter-dealer prices without retail mark-up, mark-down or commission, and may not represent actual transactions.

Transfer Agent: Our common shares are issued in registered form. Signature Stock Transfer, 2301 Ohio Drive, Suite 100, Plano, TX, 75093 (Telephone: 972.612.4120; Facsimile: 972.612.4122) is the registrar and transfer agent for our common shares.

Holders: On August 12, 2014, the list of stockholders for our shares of common stock showed 1,304 registered stockholders and 106,305,000 shares of common stock outstanding.

Dividends

We have not previously paid any cash dividends on common stock and do not anticipate or contemplate paying dividends on common stock in the foreseeable future. Our present intention is to utilize all available funds to develop and expand our business. The only restrictions that limit the ability to pay dividends on common equity, or that are likely to do so in the future, are those restrictions imposed by law and those restrictions imposed under contractual obligation. Under Nevada corporate law, no dividends or other distributions may be made which would render a company insolvent or reduce assets to less than the sum of liabilities plus the amount needed to satisfy outstanding liquidation preferences.

Any future determination to pay cash dividends will be at the discretion of our board of directors, and will be dependent upon our financial condition, results of operations, capital requirements and other factors as our board may deem relevant at that time.

Recent Sales of Unregistered Securities

None.

Directors, Executive Officers and Corporate Governance

Executive Officers and Directors

Set forth below is information regarding our executive officers and directors.

All of the directors of our company hold office until the next annual meeting of the stockholders or until their successors have been elected and qualified. Our officers are appointed by our board of directors and hold office until their death, resignation or removal from office. Our directors and executive officers, their ages, positions held, and duration as such, are as follows:

Name	Age	Position
Zongfeng Dai	36	Director, Chief Executive Officer, Chief Financial Officer

Zongfeng Dai

Zongfeng Dai is our sole director, Chief Executive Officer and Chief financial Officer since July 16, 2015. Since 2012, Mr. Dai has been and continues to be the Chairman Secretary, Senior Vice President of Qingdao Radio Youhan Internet Technology Ltd., an Internet TV products company which he founded. From 2008 through 2012, Mr. Dai was, Chairman Secretary, Marketing Director for Qingdao Pinwei Co. Ltd. Mr. Dai is also the founder and current Chief Executive Officer for New Life TV Project.

Family Relationships

There are currently no family relationships between any of the members of our board of directors or our executive officers.

Conflicts of Interest

Members of our management are associated with other firms involved in a range of business activities. Consequently, there are potential inherent conflicts of interest in their acting as officers and directors of our company. Although the officers and directors are engaged in other business activities, we anticipate they will devote an important amount of time to our affairs.

Involvement in Certain Legal Proceedings

None of the following events have occurred during the past ten years and are material to an evaluation of the ability or integrity of any director or officer of the Company:

1.	A petition under the Federal bankruptcy laws or any state insolvency law was filed by or against, or a receiver, fiscal agent or similar officer was appointed by a court for the business or property of such person, or any partnership in which he was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing;

2.	Such person was convicted in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

3.	Such person was the subject of any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from, or otherwise limiting, the following activities:

a.	Acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

b.	Engaging in any type of business practice; or

c.	Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of Federal or State securities laws or Federal commodities laws;

4.	Such person was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any Federal or State authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described in paragraph (f)(3)(i) of this section, or to be associated with persons engaged in any such activity;

5.	Such person was found by a court of competent jurisdiction in a civil action or by the Commission to have violated any Federal or State securities law, and the judgment in such civil action or finding by the Commission has not been subsequently reversed, suspended, or vacated;

6.	Such person was found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any Federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated;

7.	Such person was the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of:

a.	Any Federal or State securities or commodities law or regulation; or

b.	Any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or

c.	Any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

8.	Such person was the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29)), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Audit Committee and Audit Committee Financial Expert

Our board of directors has determined that it does not have a member of its audit committee that qualifies as an "audit committee financial expert" as defined in Item 407(d) (5) (ii) of Regulation S-K, and is "independent" as the term is used in Item 7(d) (3) (iv) of Schedule 14A under the Securities Exchange Act of 1934, as amended.

We believe that the members of our board of directors are collectively capable of analyzing and evaluating our financial statements and understanding internal controls and procedures for financial reporting. We believe that retaining an independent director who would qualify as an "audit committee financial expert" would be overly costly and burdensome and is not warranted in our circumstances given the early stages of our development and the fact that we have not generated any material revenues to date. In addition, we currently do not have nominating, compensation or audit committees or committees performing similar functions nor do we have a written nominating, compensation or audit committee charter. Our board of directors does not believe that it is necessary to have such committees because it believes the functions of such committees can be adequately performed by our board of directors.

Code of Ethics

We have adopted a Code of Ethics that apples to, among other persons, our company’s principal executive officers and senior financial executives, as well as persons performing similar functions.

Our Code of Ethics and Business Conduct was filed with the Securities and Exchange Commission as Exhibit 14.1 to the annual report on Form 10-KSB on October 10, 2007. We will provide a copy of the Code of Ethics and Business Conduct to any person without charge, upon request. Requests can be sent to: Razor Resources Inc., 8-5-128 Jichexiaoqu, Chanchun, Jilin, China.

Summary Compensation

The following table sets forth certain compensation information for: (i) the person who served as the Chief Executive Officer of Razor Resources Inc. during the year ended April 30, 2015 and April 30, 2014, regardless of the compensation level, and (ii) each of our other executive officers, serving as an executive officer at any time during 2015. The foregoing persons are collectively referred to in this prospectus as the “Named Executive Officers.” Compensation information is shown for the year ended April 30, 2015:

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non- Equity Incentive Plan Comp ($)	Non- Qualified Deferred Comp Earnings ($)	All Other Comp ($)	Totals ($)
Meng Hao,	2015	0	0	0	0	0	0	0	0
CEO	2014	0	0	0	0	0	0	0	0

Meng Hao resigned on July 16, 2105. Zongfeng Dai was appointed on July 16, 2015, and has no salary to date.

Employment Agreements

None.

Outstanding Stock Awards at Year End

None.

Options Exercises and Stocks Vested

None.

Grants of Plan-Based Awards

None.

Non-Qualified Deferred Compensation

None.

Golden Parachute Compensation

None.

Compensation of Directors

Directors do not receive fixed fees and other compensation for their services as Directors. The Board of Directors has the authority to fix the compensation of Directors. No amounts have been paid to, or accrued to, Directors in such capacity.

Indemnification of Officers and Directors

As permitted by Nevada Revised Statutes, our Articles of Incorporation provide that we will indemnify our directors and officers against expenses and liabilities they incur to defend, settle, or satisfy any civil or criminal action brought against them on account of their being or having been Company directors or officers unless, in any such action, they are adjudged to have acted with gross negligence or willful misconduct.

Pursuant to the foregoing provisions, we have been informed that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in that Act and is, therefore, unenforceable.

SECURITY OWNERSHIP OF

CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following tables set forth certain information as of July 28, 2015 regarding the beneficial ownership of our common stock, based on 106,305,000 shares of common stock issued to (i) each executive officer and director; (ii) all of our executive officers and directors as a group; and (iii) each person or entity who, to our knowledge, owns more than 5% of our common stock.

Beneficial ownership is determined in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities and include ordinary shares issuable upon the exercise of stock options that are immediately exercisable or exercisable within 60 days. Except as otherwise indicated, all persons listed below have sole voting and investment power with respect to the shares beneficially owned by them, subject to applicable community property laws. The information is not necessarily indicative of beneficial ownership for any other purpose.

Unless otherwise indicated in the footnotes to the following table, each person named in the table has sole voting and investment power and that person’s address, if not otherwise stated, is c/o Razor Resources, Inc., 8-5-128 Jichexiaoqu, Chanchun, Jilin, China.

Name of Beneficial Owner	Number of Shares Beneficially Owned (1)	Percentage Beneficially Owned (1)
5% Owners

Bing Wong	32,500,000		30.57%
Xianying Du	6,000,000		5.6%

Officers and Directors Zongfeng Dai	0	0%
All executive officers and directors as a group (one person)	0	0%

DESCRIPTION OF SECURITIES

The following is a summary of the rights of our common stock and related provisions of our Articles of Incorporation and By-laws, as they will be in effect upon the closing of our proposed offering. For more detailed information, please see our Articles of Incorporation or By-laws in our filings with the Securities and Exchange Commission.

The following statements relating to the capital stock set forth the material terms of our securities; however, reference is made to the more detailed provisions of, and such statements are qualified in their entirety by reference to, the Articles of Incorporation and the By-laws, copies of which are filed as exhibits to prior filings.

Common Stock

The holders of our Common Stock are entitled to one vote per share on all matters to be voted on by our stockholders, including the election of directors. Our stockholders are not entitled to cumulative voting rights, and, accordingly, the holders of a majority of the shares voting for the election of directors can elect the entire board of directors if they choose to do so and, in that event, the holders of the remaining shares will not be able to elect any person to our board of directors.

The holders of the Company’s Common Stock are entitled to receive ratably such dividends, if any, as may be declared from time to time by the board of directors, in its discretion, from funds legally available there for and subject to prior dividend rights of holders of any shares of our Preferred Stock which may be outstanding. Upon the Company’s liquidation, dissolution or winding up, subject to prior liquidation rights of the holders of our Preferred Stock, if any, the holders of our Common Stock are entitled to receive on a pro rata basis our remaining assets available for distribution. Holders of the Company’s Common Stock have no preemptive or other subscription rights, and there are no conversion rights or redemption or sinking fund provisions with respect to such shares. All outstanding shares of the Company’s Common Stock are, and all shares being offered by this prospectus will be, fully paid and not liable to further calls or assessment by the Company.

Preferred Stock

The Company is authorized to issue 75,000,000 shares of preferred stock, par value $0.001, none of which are issued and outstanding. The designations, rights, and preferences of such preferred stock are to be determined by the Board of Directors.

INFORMATION ON CONSENTING STOCKHOLDERS

Pursuant to the Company’s Bylaws and the Nevada Revised Statutes, a vote by the holders of at least a majority of the outstanding capital shares of the Company entitled to vote (the “Voting Shares”) is required to effect the action described herein. The Company’s Articles of Incorporation does not authorize cumulative voting for this matter. As of the Record Date, the Company had 106,305,000 voting shares issued and outstanding. The consenting stockholders are the record and beneficial owners of 58,762,649 shares of the Company’s common voting stock, which represents approximately 55.27% of the total number of Voting Shares. Pursuant to the Nevada Revised Statutes, the consenting stockholders voted in favor of the actions described herein in a written consent, dated July 28, 2015. No consideration was paid for the consent. The consenting stockholders‘ names, affiliations with the Company and their beneficial holdings are as follows:

Name	Voting Shares	Percentage (1)
Bing Wong	32,500,000	30.57%	32%
Breanne Wong	5,190,000	4.88%	%
All Growth Ltd.(2)	4,175,399	3.93%	%
Winward International LLC(3)	3,750,000	3.5%	%

 He Capital SA(4) 3,750,000 3.5%

Pop Holdings Ltd. (5) 3,397,250 3.2%

Xianying Du   6,000,000 5.6%

(1)	Based upon 106,305,000 “Voting Shares” outstanding as of July 31, 2015.

(2)  Albert Tam is the control person for All Growth Ltd.

(3) Eugenia Alabova is the control person for Winward International LLC.

(4) Richard Smith is the control person for He Capital HA

(5) Chris Smith is the control person for Pop Holdings Ltd.

NAME CHANGE

The Company Board of Directors and a majority of the voting shares approved a resolution to effectuate a name change to You Han Data Tech Company Ltd.

REVERSE STOCK SPLIT

The Company Board of Directors approved a resolution to effectuate a 500:1 Reverse Stock Split.  Under this Reverse Stock Split each 500 shares of our Common Stock will be automatically converted into 1 share of Common Stock.  To avoid the issuance of fractional shares of Common Stock, the Company will issue an additional share to all holders of fractional shares.

MATERIAL TERMS, POTENTIAL RISKS AND

PRINCIPAL EFFECTS OF THE REVERSE STOCK SPLIT

PLEASE NOTE THAT THE REVERSE STOCK SPLIT WILL NOT CHANGE YOUR PROPORTIONATE EQUITY INTERESTS IN THE COMPANY, EXCEPT AS MAY RESULT FROM THE ISSUANCE OR CANCELLATION OF SHARES PURSUANT TO THE FRACTIONAL SHARES.

PLEASE NOTE THAT THE REVERSE STOCK SPLIT WILL HAVE THE EFFECT OF SUBSTANTIALLY INCREASING THE NUMBER OF SHARES THE COMPANY WILL BE ABLE TO ISSUE TO NEW OR EXISTING SHAREHOLDERS BECAUSE THE NUMBER OF SHARES ISSUED AND OUTSTANDING WILL BE REDUCED TO APPROXIMATELY 212,610 .

The Board of Directors believe that among other reasons, the large number of outstanding shares of our Common Stock have contributed to the difficulty with some business transactions, have contributed to a lack of investor interest in the Company, and has made it difficult to attract new investors, specialized funds and potential business candidates.  As a result, the Board of Directors has proposed the Reverse Stock Split as one method to attract business and investor opportunities in the Company.

We have no present understandings or agreements that will involve the issuance of capital stock. However, we are engaged in negotiations with respect to transactions, including financings and acquisitions, which could involve the issuance of capital stock. As of the date herein, there are no definitive agreements, letters of intent of memorandums of understanding with respect to any transactions, financings or acquisitions.

When a company engages in a Reverse Stock Split, it substitutes one share of stock for a predetermined amount of shares of stock. It does not increase the market capitalization of the company. An example of a reverse split is the following. A company has 10,000,000 shares of common stock outstanding. Assume the market price is $.01 per share. Assume that the company declares a 1 for 5 reverse stock split. After the reverse split, that company will have 1/5 as many shares outstanding, or 2,000,000 shares outstanding. The stock will have a market price of $0.05. If an individual investor owned 10,000 shares of that company before the split at $.01 per share, he will own 2,000 shares at $.05 after the split. In either case, his stock will be worth $100. He is no better off before or after. Except that such company hopes that the higher stock price will make that company look better and thus the company will be a more attractive investor or merger or purchase target for potential business. There is no assurance that that company's stock will rise in price after a reverse split or that a suitable investor, merger or purchaser candidate will emerge.

The Board of Directors believes that the Reverse Stock Split may improve the price level of our Common Stock and that the higher share price could help generate interest in the Company among investors and other business opportunities. However, the effect of the reverse split upon the market price for our Common Stock cannot be predicted, and the history of similar stock split combinations for companies in like circumstances is varied. There can be no assurance that the market price per share of our Common Stock after the reverse split will rise in proportion to the reduction in the number of shares of Common Stock outstanding resulting from the reverse split. The market price of our Common Stock may also be based on our performance and other factors, some of which may be unrelated to the number of shares outstanding.

The reverse split will affect all of our stockholders uniformly and will not affect any stockholder's percentage ownership interests in the Company or proportionate voting power, except to the extent that the reverse split results in any of our stockholders owning a fractional share. All stockholders holding a fractional share shall be issued an additional share. The principal effect of the Reverse Stock Split will be that the number of shares of Common Stock issued and outstanding will be reduced from 106,305,000 shares of Common Stock to approximately 212,610 shares of Common Stock. $0.001 par value (depending on the number of fractional shares that are issued or cancelled). The Reverse Stock Split will affect the shares of common stock outstanding.

The Reverse Stock Split will not affect the par value of our Common Stock. As a result, on the effective date of the Reverse Stock Split, the stated capital on our balance sheet attributable to our Common Stock will be reduced to less than the present amount, and the additional paid-in capital account shall be credited with the amount by which the stated capital is reduced. The per share net income or loss and net book value of our Common Stock will be increased because there will be fewer shares of our Common Stock outstanding.

The Reverse Stock Split will not change the proportionate equity interests of our stockholders, nor will the respective voting rights and other rights of stockholders be altered. The Common Stock issued pursuant to the Reverse Stock Split will remain fully paid and non-assessable. The Reverse Stock Split is not intended as, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 under the Securities Exchange Act of 1934. We will continue to be subject to the periodic reporting requirements of the Securities Exchange Act of 1934.

Stockholders should recognize that they will own fewer numbers of shares than they presently own (a number equal to the number of shares owned immediately prior to the filing of the certificate of amendment divided by 500). While we expect that the Reverse Stock Split will result in an increase in the potential market price of our Common Stock, there can be no assurance that the Reverse Stock Split will increase the potential market price of our Common Stock by a multiple equal to the exchange number or result in the permanent increase in any potential market price (which is dependent upon many factors, including our performance and prospects). Also, should the market price of our Common Stock decline, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would pertain in the absence of a reverse split. Furthermore, the possibility exists that potential liquidity in the market price of our Common Stock could be adversely affected by the reduced number of shares that would be outstanding after the reverse split. In addition, the reverse split will increase the number of stockholders of the Company who own odd lots (less than 100 shares). Stockholders who hold odd lots typically will experience an increase in the cost of selling their shares, as well as possible greater difficulty in effecting such sales. Consequently, there can be no assurance that the reverse split will achieve the desired results that have been outlined above.

The Reverse Split of the Common Stock is expected to become effective after we file Articles of Amendment to our Articles of Incorporation (the “Effective Date”). Upon the Effective Date, the Company will notify FINRA and request an ex-dividend date. The Reverse Split will take place on the Effective Date without any action on the part of the holders of the Common Stock and without regard to current certificates representing shares of Common Stock being physically surrendered for certificates representing the number of shares of Common Stock each shareholder is entitled to receive as a result of the Reverse Split. New certificates of Common Stock will not be issued at this time.

We do not have any provisions in our Articles, by laws, or employment or credit agreements to which we are party that have anti-takeover consequences. We do not currently have any plans to adopt anti-takeover provisions or enter into any arrangements or understandings that would have anti-takeover consequences. In certain circumstances, our management may issue additional shares to resist a third party takeover transaction, even if done at an above market premium and favored by a majority of independent shareholders.

There are no adverse material consequences or any anti-takeover provisions in either our Articles of Incorporation or Bylaws that would be triggered as a consequence of the Reverse Split. The Articles of Incorporation or Bylaws do not address any consequence of the Reverse Split.

FEDERAL INCOME TAX CONSEQUENCES

The following summary of material federal income tax consequences of the Reverse Split does not purport to be a complete discussion of all of the possible federal income tax consequences. Further, it does not address any state, local, foreign or other income tax consequences, nor does it address the tax consequences to shareholders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities. The discussion is based on the United States federal income tax laws as of the date of this Information Statement. Such laws are subject to change retroactively as well as prospectively. This summary also assumes that the shares of Common Stock are held as “capital assets,” as defined in the Internal Revenue Code of 1986, as amended. The tax treatment of a shareholder may vary depending on the facts and circumstances of such shareholder.

EACH SHAREHOLDER IS URGED TO CONSULT WITH SUCH SHAREHOLDER’S TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES OF THE REVERSE SPLIT.

No gain or loss will be recognized by a shareholder as a result of the Reverse Split. The aggregate tax basis of the shares received in the Reverse Split will be the same as the shareholder’s aggregate tax basis in the shares exchanged. The shareholder’s holding period for the shares received in the Reverse Split will include the period during which the shareholder held the shares surrendered as a result of the Reverse Split. The Company’s views regarding the tax consequences of the Reverse Split are not binding upon the Internal Revenue Service or the courts, and there is no assurance that the Internal Revenue Service or the courts would accept the positions expressed above. The state and local tax consequences of the Reverse Split may vary significantly as to each shareholder, depending on the state in which such shareholder resides.

This summary of the tax consequences of the Reverse Split is not binding on the Internal Revenue Service or the courts, and the tax treatment to particular stockholders may vary depending upon each stockholder’s particular facts and circumstances. Accordingly, each stockholder should consult with the stockholder’s own tax advisor with respect to all of the potential tax consequences of the Reverse Split.

PLANS, ARRANGEMENTS, COMMITMENTS OR UNDERSTANDINGS FOR THE ISSUANCE OF THE ADDITIONAL SHARES OF COMMON STOCK.

 We have no present understandings or agreements that will involve the issuance of capital stock. However, we are engaged in negotiations with respect to transactions, including financings and acquisitions, which could involve the issuance of capital stock. As of the date herein, there are no definitive agreements, letters of intent of memorandums of understanding with respect to any transactions, financings or acquisitions.

INFORMATION INCORPORATED BY REFERENCE

The following documents are incorporated herein by reference and are deemed to be a part hereof from the date of filing of such documents:

Annual Report on Form 10-K for the fiscal year ended April 30, 2014 and April 30, 2015

Quarterly Reports on Form 10-Q for the quarters ended July 31, 2014, October 31, 2014, and January 31, 2015.

Reports in Form 8-K

All documents filed by the Company with the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Information Statement and prior to the effective date of the action taken described herein.

Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Information Statement to the extent that a statement contained herein, or in any other subsequently filed document that also is, or is deemed to be, incorporated by reference herein, modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Information Statement.

This Information Statement incorporates, by reference, certain documents that are not presented herein or delivered herewith. Copies of any such documents, other than exhibits to such documents which are not specifically incorporated by reference herein, are available without charge to any person, including any stockholder, to whom this proxy statement is delivered, upon written or oral request to our Secretary at our address and telephone number set forth herein.

DELIVERY OF INFORMATION STATEMENT

To reduce the expenses of delivering duplicate materials to our stockholders, we are taking advantage of housekeeping rules that permit us to deliver only one Information Statement to stockholders who share the same address unless otherwise requested. If you share an address with another stockholder and have received only one Information Statement, you may write or call us to request a separate copy at no cost to you. For future mailings, you may request separate materials or, if you are receiving multiple copies you may request that we only send one set of materials, by writing to us at 8-5-128 Jichexiaoqu, Chanchun, Jilin, China

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read or copy any document we file at the public reference room maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549. Copies of this information may also be obtained by mail from the SEC’s Public Reference Branch at 100 F Street, N.E., Washington, D.C. 20549. In addition, our filings with the SEC are also available to the public on the SEC’s internet website at http://www.sec.gov

Distribution of Information Statement

The cost of distributing this Information Statement has been borne by us and certain shareholders that consented to the action taken herein. The distribution will be made by mail.

Pursuant to the requirements of the Exchange Act of 1934, as amended, the Registrant has duly caused this Information Statement to be signed on its behalf by the undersigned hereunto authorized.

WRITTEN CONSENT OF THE CONSENTING STOCKHOLDERS WHO COLLECTIVELY OWN SHARES REPRESENTING A MAJORITY OF OUR COMMON STOCK HAVE CONSENTED TO AND EFFECTING THE NAME CHANGE AND REVERSE STOCK SPLIT. NO FURTHER VOTES OR PROXIES ARE NEEDED AND NONE ARE REQUESTED. THE BOARD IS NOT REQUESTING A PROXY FROM YOU AND YOU ARE REQUESTED NOT TO SEND A PROXY.

August 11, 2015

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Zongfeng Dai

Zongfeng Dai

Chief Executive Officer